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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of URS Corporation of our report dated December 18, 2001 relating to the financial statements of URS Corporation, which appears in the Current Report on Form 8-K dated November 15, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

San Francisco, California
November 19, 2002